                                                                      EX-99.g.1c

                          LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                          BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate trades on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

                                             Initials
                                             --------

/s/ Michael A. Abellera                         M.A.A.
-----------------------------------          ------------
Michael A. Abellera

/s/ Shelley J. Aron                             S.J.A.
-----------------------------------          ------------
Shelley J. Aron

/s/ Christopher B. Baker                        C.B.B.
-----------------------------------          ------------
Christopher B. Baker

/s/ Thomas D. Clarkson                          T.D.C.
-----------------------------------          ------------
Thomas D. Clarkson

/s/ Norman Cumming                              N.C.
-----------------------------------          ------------
Norman Cumming

/s/ Craig G. Ellinger                           C.G.E.
-----------------------------------          ------------
Craig G. Ellinger

/s/ Paul J. Harvey                              P.J.H.
-----------------------------------          ------------
Paul J. Harvey

/s/ B. Craig Hutson                             B.C.H.
-----------------------------------          ------------
B. Craig Hutson

/s/ James C. Jackson                            J.C.J.
-----------------------------------          ------------
James C. Jackson

/s/ Debbie J. Johnson                           D.J.J.
-----------------------------------          ------------
Debbie J. Johnson

/s/ Kiki Katsikas                               K.K.
-----------------------------------          ------------
Kiki Katsikas

/s/ Linda A. Kent                               L.A.K.
-----------------------------------          ------------
Linda A. Kent

/s/ Phillip B. Krauss                           P.B.K
-----------------------------------          ------------
Phillip B. Krauss

/s/ Matt Kruyswyk                               M.K.
-----------------------------------          ------------
Matt Kruyswyk

/s/ Megan B. Lamb                               M.B.L.
-----------------------------------          ------------
Megan B. Lamb

/s/ James K. Law                                J.K.L.
-----------------------------------          ------------
James K. Law

/s/ John C. Leonard                             J.C.L.
-----------------------------------          ------------
John C. Leonard

/s/ Cheryl Lim                                  C.L.
-----------------------------------          ------------
Cheryl Lim

/s/ James C. Malles                             J.C.M.
-----------------------------------          ------------
James C. Malles

/s/ Alvin W. Marley                             A.W.M.
-----------------------------------          ------------
Alvin W. Marley

/s/ Anthony J. Meyer                            A.J.M.
-----------------------------------          ------------
Anthony J. Meyer

/s/ Lydia J. Miller                             L.J.M.
-----------------------------------          ------------
Lydia J. Miller

/s/ Robert C. Moore                             R.C.M.
-----------------------------------          ------------
Robert C. Moore

/s/ Ilene W. Simmons                            I.W.S.
-----------------------------------          ------------
Ilene W. Simmons

/s/ Pamela M. Siple                             P.M.S.
-----------------------------------          ------------
Pamela M. Siple

/s/ Gregory P. Smith                            G.P.S.
-----------------------------------          ------------
Gregory P. Smith

/s/ David A. Strouse                            D.A.S.
-----------------------------------          ------------
David A. Strouse

/s/ Justin C. Tabellione                         J.C.T.
-----------------------------------          ------------
Justin C. Tabellione

/s/ Chester F. Wierciak                         C.F.W.
-----------------------------------          ------------
Chester F. Wierciak

/s/ Mary Wilson                                 M.W.
-----------------------------------          ------------
Mary Wilson

/s/ Glenn G. Wozniak                            G.G.W.
-----------------------------------          ------------
Glenn G. Wozniak

                           LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                             Initials
                                             --------

/s/ Joseph A. Anderson                          J.A.A.
-----------------------------------          ------------
Joseph A. Anderson

/s/ Erik D. Boyme                               E.D.B.
-----------------------------------          ------------
Erik D. Boyme

/s/ Jennifer J. Drum                            J.J.D.
-----------------------------------          ------------
Jennifer J. Drum

/s/ Catherine E. Macrae                         C.E.M.
-----------------------------------          ------------
Catherine E. Macrae

/s/ Robert J. Oliver                            R.J.O.
-----------------------------------          ------------
Robert J. Oliver

/s/ Athena D. Svolos                            A.D.S.
-----------------------------------          ------------
Athena D. Svolos

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                             Initials
                                             --------

/s/ Carolyn M. Burke                            C.M.B.
-----------------------------------          ------------
Carolyn M. Burke

/s/ Jeffrey J. Diermeier                        J.J.D.
-----------------------------------          ------------
Jeffrey J. Diermeier

/s/ Thomas J. Digenan                           T.J.D.
-----------------------------------          ------------
Thomas J. Digenan

/s/ David E. Floyd                              D.E.F.
-----------------------------------          ------------
David E. Floyd

/s/ Mark F. Kemper                              M.F.K.
-----------------------------------          ------------
Mark F. Kemper

/s/ Alanna N. Palmer                            A.N.P.__
-----------------------------------          ------------
Alanna N. Palmer

/s/ Nicholas C. Rassas                          N.C.R.
-----------------------------------          ------------
Nicholas C. Rassas

                      CHASE GLOBAL FUNDS SERVICES COMPANY



DATE:     August 21, 2000

RE:       Funds Transfer Authorization
          ----------------------------

The following is a list of Chase Global Funds Services Company personnel authorized to instruct Chase to transfer funds between the transfer agent operating accounts and the Brinson custody accounts.

      NAME                 TITLE                       SIGNATURE
Nick Tuberosa       Director, Vice President      /s/ Nick Tuberosa
                                                  ---------------------
John Sheppard       Assistant Vice President      /s/ John Sheppard
                                                  ---------------------
Louis DiMuzio       Supervisor                    /s/ Louis DiMuzio
                                                  ---------------------
NingSu Chan         Supervisor                    /s/ NingSu Chan
                                                  ---------------------
Brenda Sparrow      Supervisor                    /s/ Brenda Sparrow
                                                  ---------------------
Eric Klein          Assistant Treasurer           /s/ Eric Klein
                                                  ---------------------


UBS Brinson Limited - London

                         List of Authorized Signatures
                         -----------------------------

   Printed Name                       Signature

   Tony Anderson                      /s/ Tony Anderson
                                      -----------------------------

   Digby Armstrong                    /s/ Digby Armstrong
                                      -----------------------------

   Martin Ashdown                     /s/ Martin Ashdown
                                      -----------------------------

   Ronald Aziz                        /s/ Ronald Aziz
                                      -----------------------------

   Tom Barrett                        /s/ Tom Barrett
                                      -----------------------------

   Sarah Bedwell                      /s/ Sarah Bedwell
                                      -----------------------------

   Justin Beech                       /s/ Justin Beech
                                      -----------------------------

   David Blaskett                     /s/ David Blaskett
                                      -----------------------------

   Mark Boylan                        /s/ Mark Boylan
                                      -----------------------------

   Katy Bradbury                      /s/ Katy Bradbury
                                      -----------------------------

   Douglas Bryden                     /s/ Douglas Bryden
                                      -----------------------------

   Tiffany Clay                       /s/ Tiffany Clay
                                      -----------------------------

   Darren Cannon                      /s/ Darren Cannon
                                      -----------------------------

   Richard Collins                    /s/ Richard Collins
                                      -----------------------------

   Godfrey Dutton                     /s/ Godfrey Dutton
                                      -----------------------------

   Richard Fosker                     /s/ Richard Fosker
                                      -----------------------------

   Michael Frankland                  /s/ Michael Frankland
                                      -----------------------------

   Brian Freeman                      /s/ Brian Freeman
                                      -----------------------------

   Sally Green                        /s/ Sally Green
                                      -----------------------------

   Mark Gunn                          /s/ Mark Gunn
                                      -----------------------------

   Peter Halliwell                    /s/ Peter Halliwell
                                      -----------------------------

   Nigel Head                         /s/ Nigel Head
                                      -----------------------------

   James Hedley                       /s/ James Hedley
                                      -----------------------------

   Printed Name                       Signature

   Steven Herbert                     /s/ Steven Herbert
                                      -----------------------------

   Amanda Hext                        /s/ Amanda Hext
                                      -----------------------------

   Theresa Hickman                    /s/ Theresa Hickman
                                      -----------------------------

   Sam Horowitz                       /s/ Sam Horowitz
                                      -----------------------------

   Michael Humphries                  /s/ Michael Humphries
                                      -----------------------------

   Steve Jenson                       /s/ Steve Jenson
                                      -----------------------------

   Suhail Khawaja                     /s/ Suhail Khawaja
                                      -----------------------------

   Christopher Leyshon                /s/ Christopher Leyshon
                                      -----------------------------

   Steven Liu                         /s/ Steven Liu
                                      -----------------------------

   Graham Lock                        /s/ Graham Lock
                                      -----------------------------

   Brian McEwan                       /s/ Brian McEwan
                                      -----------------------------

   Thomas Madsen                      /s/ Thomas Madsen
                                      -----------------------------

   Caroline Martin                    /s/ Caroline Martin
                                      -----------------------------

   Darren Mason                       /s/ Darren Mason
                                      -----------------------------

   Paula Matthews                     /s/ Paula Matthews
                                      -----------------------------

   Piers Maynard                      /s/ Piers Maynard
                                      -----------------------------

   Nicola Milne                       /s/ Nicola Milne
                                      -----------------------------

   Anne-Marie Parish                  /s/ Anne-Marie Parish
                                      -----------------------------

   Jemma Payne                        /s/ Jemma Payne
                                      -----------------------------

   Mark Petheram                      /s/ Mark Petheram
                                      -----------------------------

   Suzanne Phillips                   /s/ Suzanne Phillips
                                      -----------------------------

   Richard Pollack                    /s/ Richard Pollack
                                      -----------------------------

   Barrie Senior                      /s/ Barrie Senior
                                      -----------------------------

   Frances Sinden                     /s/ Frances Sinden
                                      -----------------------------

   Mark Skeggs                        /s/ Mark Skeggs
                                      -----------------------------

   Printed Name                       Signature

   Hanneke Smits                      /s/ Hanneke Smits
                                      -----------------------------

   Lena Stonemar                      /s/ Lena Stonemar
                                      -----------------------------

   Robert Surridge                    /s/ Robert Surridge
                                      -----------------------------

   Nina Terry                         /s/ Nina Terry
                                      -----------------------------

   Jane Wakefield                     /s/ Jane Wakefield
                                      -----------------------------

   Mark Walkling                      /s/ Mark Walkling
                                      -----------------------------

   Mark Wauton                        /s/ Mark Wauton
                                      -----------------------------

   Arwyn Wickerson                    /s/ Arwyn Wickerson
                                      -----------------------------